Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Austin Gold Corp. (the “Company”) on Form 20-F for the period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis Higgs, Executive Chairman, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 26, 2026	/s/ Dennis Higgs
Dennis Higgs
Executive Chairman, Chief Executive Officer and Director
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Austin Gold Corp. and will be retained by Austin Gold Corp. and furnished to the Securities and Exchange Commission or its staff upon request.